Hyperion DeFi © 2026 1 HYPD Q2 2026 Earnings Supplement NASDAQ: HYPD More than just HYPE.

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted Gross Profit, Gross HYPE Holdings, Net Asset Value, Operating Expenses Excluding Stock-Based Compensation, Treasury Gains (Losses), Adjusted Other Income (Expense), Adjusted EBITDA, Adjusted Net Investing Cash Flow, and Adjusted Net Operating Cash Flow. These non-GAAP measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable U.S. Generally Accepted Accounting Principles (GAAP) counterparts are included in the Financial Supplement - Non-GAAP Reconciliations section of this presentation with additional detail in the Footnotes. Hyperion DeFi believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hyperion DeFi. Hyperion DeFi's management uses non-GAAP measures to evaluate our operating performance, formulate business plans, help better assess our overall liquidity position, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. However, these non-GAAP measures have limitations as analytical tools. Other companies may not use these non-GAAP measures or may use similar measures that are defined in a different manner. Therefore, Hyperion DeFi's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise. Additionally, forward-looking non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments reflected in our reconciliation of historic non-GAAP financial measures, the amounts of which, based on historical experience, could be material.

Figures in $		Q3 2025	Q4 2025	Q1 2026	Q2 2026
GAAP	Gross Profit	302,506	192,987	244,271	357,693
Non-GAAP	Adjusted Gross Profit(1)	439,386	820,997	959,568	1,150,035
GAAP	HYPE Digital Assets	37,954,590	16,233,941	25,286,164	74,119,231
Non-GAAP	Gross HYPE Holdings(4)	77,751,604	47,837,901	71,037,227	132,635,212
Non-GAAP	Net Asset Value(9)	74,545,583	44,154,737	69,873,504	134,226,478
GAAP	Selling, General and Administrative Expense	2,594,130	4,530,542	4,493,604	3,918,591
Non-GAAP	Operating Expenses Excluding Stock-Based Compensation(5)	4,315,016	3,007,135	2,975,883	2,344,734
GAAP	Net Operating (Income) Expenses	(4,125,685)	39,958,264	(8,487,848)	(30,650,049)
Non-GAAP	Treasury Gains (Losses) (6)	11,868,872	(36,783,228)	21,451,862	54,815,626
GAAP	Total Other Income (Expense), Net	2,197,391	(288)	108,431	(56,779)
Non-GAAP	Adjusted Other Income (Expense) (7)	(42,240)	48,717	52,585	31,919
GAAP	Net Income (Loss)	6,625,582	(39,765,565)	8,840,550	30,950,963
Non-GAAP	Adjusted EBITDA(8)	7,951,003	(38,920,649)	19,488,132	53,652,846
GAAP	Net Cash and Cash Equivalents used in Investing Activities	(20,112,041)	(6,319,039)	(1,472,835)	(5,642,387)
Non-GAAP	Adjusted Net Investing Cash Flow(17)	(20,112,041)	(6,319,039)	(1,472,835)	(6,165,672)
GAAP	Net Cash and Cash Equivalents used in Operating Activities	(2,822,819)	(4,190,147)	(4,064,063)	(3,098,419)
Non-GAAP	Adjusted Net Operating Cash Flow(18)	(2,822,819)	(3,976,135)	(2,607,344)	(2,124,382)

Forward-Looking Statements

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements, our future activities or other future events or conditions, including the estimated market opportunities for our platform technology, the viability of, and risks associated with, our cryptocurrency treasury strategy, and the growth and revenue potential of the Hyperliquid ecosystem and the growth prospects of Hyperion DeFi, Inc. ("Hyperion DeFi", "Hyperion" or the "Company") (NASDAQ:HYPD). These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission (the "SEC"), including in particular, the risks of our cryptocurrency strategy as detailed in our reports filed with the SEC.

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Hyperion DeFi does not undertake any obligation to update any forward-looking statements.

Disclaimer

Certain information contained in this presentation and statements made orally during the corresponding earnings call relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Hyperion DeFi's own internal estimates and research. While Hyperion DeFi believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Hyperion DeFi's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. You should conduct your own investigation and analysis of Hyperion DeFi, its business, prospects, results of operations and financial condition. In furnishing this information, Hyperion DeFi does not undertake any obligation to provide you with access to any additional information (including forward-looking information and any projections contained herein) or to update or correct the information.

All figures in this presentation are not audited. Throughout this document, totals may not sum due to rounding. Calculations are based on unrounded results.

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Hyperion DeFi © 2026 3 12 - Month Operating Performance Demonstrates HYPD Investment Thesis TOTAL CHANGE Q2 2026 Q3 2025 6/30/25 FINANCIAL KPI HYPD THESIS +56% 2.04 M 1.72 M 1.31 M Gross HYPE Tokens (2) Growing HYPE Treasury +192% $132.6 M $77.8 M $45.5 M Gross HYPE Holdings (4) HYPE Token Appreciation +162% $1.2 M $0.4 M Adjusted Gross Profit (1) 5 Ramping DeFi Businesses (46%) ($2.3 M) ($4.3 M) Operating Expenses Excluding Stock - Based Compensation (5) Declining Costs (25%) ($2.1 M) ($2.8 M) Adjusted Net Operating Cash Flow (18) Improving Cash Flow $42.2 M $8.0 M Cumulative* Adjusted EBITDA (8) Shareholder Return + + + + = *Cumulative figures for Adjusted EBITDA (8) as of Q3 2025 reflect the thre e months ended September 30, 2025, and as of Q2 2026 reflect the twelve months ended June 30, 2026. Note: Gross HYPE Holdings, Adjusted Gross Profit, Operating Expenses Excluding Stock - Based Compensation, and Adjusted EBIDTA are non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

Hyperion DeFi © 2026 4 Hyperion’s Differentiated Value Proposition vs. “Traditional DAT” $HYPE $HYPE Shareholder Value Tied to HODL + Ecosystem Engagement Income Shareholder Value Tied to HODL Multiple DEFI businesses Multiple DEFI businesses Traditional DAT HYPD Ecosystem Growth Over Time

HYPD's "Triple-Dip" Deployment Creates Three Value-Creation Frontiers

(1) Growing HYPE Treasury

2.04M HYPE

+56% vs. 1.31M HYPE held at June 30, 2026

HYPE Price of 65.0 is +$52M vs. our basis price of 39.7 / $81M(14)

HYPE is staked to our own validator

HYPE Token Treasury at Significant Gain vs. Basis

+

(2) Ramping DeFi Businesses

Institutional Validator

Vault Infrastructure

Permissionless Markets

Markets Listing Service

On-Chain Lending Pools

"HAUS" Trading Fee-Reduction Services

We Are Building More Every Day

+

(3) Upside in HYPE Ecosystem

1.94M KNTQ(14)

10.0M HPL

1% of Issuance*

5% of Issuance**

Equity or Token Upside in Strategic Partners

=

hyperion defi

More than just HYPE.

The First Publicly Listed DeFi Company Building on Hyperliquid

NASDAQ: HYPD

*Silhouette is contractually obligated to award HYPD at least 1% of the total supply of any tokens generated in a future token generation event, or equity, including affiliates and related parties.
**Skew is contractually obligated to award HYPD at least 5% equity plus 5% of the total supply of any tokens generated in a future token generation event (if any Skew TGE occurs).

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Hyperion DeFi © 2026 6 Five Diversified Operating Business Lines QoQ Growth Q2’26 Q1’26 Q4'25 Q3'25 (In $ Thousands) (40%) 90 150 285 - Ecosystem Rewards (36%) 158 245 102 <1 DeFi Monetization 58% 334 211 79 78 Yield Enhancement 4% 42 40 49 21 Validator Commissions 69% 527 313 305 340 Staking Yield 20% 1,150 960 821 439 Adjusted Gross Profit (1) 2.2x 3.1x 2.7x 1.3x Multiple vs. Staking Yield 50% 48% 22% 18% % Earned in Cash* 11,115 11,458 10,076 7,895 HYPE Earned in Staking & Validating (2) 51.23 30.82 35.12 45.76 Effective Average HYPE Price In - Period (3) *The portion of Adjusted Gross Profit (1) earned in cash, cash equivalents, and stablecoins (16) . Note: Adjusted Gross Profit is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric. Adjusted Gross Profit (1)

Hyperion DeFi © 2026 7 We Are Reiterating Existing Guidance. We Anticipate $5M - $7M Adjusted Gross Profit (1) in 2026, ~5x 2025 FY Results. 2026 Guidance vs. 2025 Actual FY’26 Guidance Q4’26 Q3’26 Q2’26 Q1’26 FY’25 Q4’25 Q3’25 Adjusted Gross Profit (1) Guidance ~4x $4M - $6M - - - - $1.28M $0.82M $0.44M Initial Guidance (Q4’25 A) ~5x $5M - $7M - - $1.15M $0.96M $1.28M $0.82M $0.44M Current Guidance (Q2’26 A) Q2’26 vs. Q1’26 QoQ Adjusted Gross Profit (1) Growth (Actual): +20% Note: Adjusted Gross Profit is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed defi nitions and reconciliations to the nearest GAAP Metric.

Hyperion DeFi © 2026 8 HYPD Treasury Over Time *The June 30, 2025 Gross HYPE Holdings figure represents HYPE Digital Assets held at cost basis. Note: Gross HYPE Holdings is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed defini tions and reconciliations to the nearest GAAP Metric. HYPD Net Basis (14) June 30, 2026 March 31, 2026 Dec 31, 2025 Sept 30, 2025 June 30, 2025* 2.04 M 2.04 M 1.94 M 1.88 M 1.72 M 1.31 M Gross HYPE Tokens (2) $39.7 $65.0 $36.6 $25.4 $45.2 $34.8 HYPE Token Price $81.0 M $132.6 M $71.0 M $47.8 M $77.8 M $45.5 M Gross HYPE Holdings (4) $11.8 M $9.1 M $6.5 M $8.2 M $7.5 M Cash, Cash Equivalents, & Stablecoins (16)

Hyperion DeFi © 2026 9 About Hyperion DeFi Note: All metrics in this “ About Hyperion DeFi ” Section are as of July 31, 2026, unless otherwise indicated

HYPD's Institutional Products & Services

2.04M / 1.94M / 10.0M
HYPE / KNTQ / HPL held in treasury(14)

$5M - $7M
2026 Adjusted Gross Profit guidance, ~5x FY2025

5
diversified on-chain business lines, +20% QoQ growth in Q2'26

Beyond its treasury position in HYPE, Hyperion operates five diversified, revenue-generating business lines that give institutions, protocols, and market participants a regulated, publicly accountable partner for accessing Hyperliquid's staking, trading, lending, and market infrastructure.

VALIDATOR & STAKING

We operate the Kinetiq x Hyperion Validator, partnered with Blockdaemon to expand institutional Hyperliquid staking infrastructure. Kinetiq is the #1 liquid staking protocol on Hyperliquid.

ECOSYSTEM PARTNERS: Kinetiq, Blockdaemon, MAVAN (Bitmine)

PERMISSIONLESS MARKETS

We act as a bonded-capital layer for institutional HIP-3 & HIP-4 permissionless markets — deploying staked HYPE so partners like Skew Technologies, Entropy, and their clients can launch new products.

ECOSYSTEM PARTNERS: Skew, Entropy

HYPE ASSET USE SERVICE (HAUS)

Our staked HYPE as bonded capital on behalf of partners, reducing trading fees and unlocking preferential terms across Hyperliquid. Our partner Silhouette is a shielded trading platform for institutional order flow, giving counterparties privacy-preserving execution on Hyperliquid without sacrificing on-chain settlement.

ECOSYSTEM PARTNER: Silhouette

INSTITUTIONAL VAULT

A structured volatility income vault built with Rysk, giving institutions a way to generate yield on HYPE beyond base staking returns.

ECOSYSTEM PARTNER: Rysk

INSTITUTIONAL CREDIT

Gated institutional liquidity via HyperLend's "Aviya" platform, including secured credit facilities collateralized by natively-staked HYPE held in qualified custody at Anchorage Digital.

ECOSYSTEM PARTNERS: HyperLend, Anchorage Digital

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Early Mover Advantages Create Unique Opportunities for Compounding Revenue Streams


RETURNS
Hyperliquid Staking Yield
Validator Commissions
Hyperliquid Staking Yield
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Ecosystem Rewards
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Co-Branded Kinetiq Validator
Blockdaemon Partnership
Rysk Yield Vaults
HyperLend On-Chain Credit With Anchorage Digital
Permissionless Markets In HIP-3 / HIP-4 (Skew & Entropy)
HAUS Silhouette Execution

HYPERION DEFI'S RAPIDLY COMPOUNDING DEFI STRATEGY

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Hyperion DeFi © 2026
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How HYPD Drives the Institutional Adoption Flywheel



hyperion defi

1 **Hyperion DeFi stakes and deploys HYPE into the Hyperliquid Ecosystem**

2 **Clients unlock unique utility on Hyperliquid; Hyperion DeFi earns fees from Clients**

- Reduced Trading Fees (Silhouette)
- Launch of New HIP-3 & HIP-4 Permissionless Markets (Skew & Entropy)
- On-chain credit pool (HyperLend & Anchorage Digital)
- On-chain yield vaults (Rysk)

3 **Client activity promotes broader Hyperliquid adoption**

4 **Hyperion earns Validator Commissions and Ecosystem Rewards**

- Eligible for KNTQ
- Eligible for HPL
- Eligible for Silhouette
- Eligible for Skew

5 **Hyperion DeFi reinvests revenues to purchase more HYPE**

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Hyperion DeFi © 2026 13 Slide Source: Kinetiq

Hyperion DeFi © 2026 14

RYSK X HYPERION

Hyperion's institutional volatility income vault. Live on Hyperliquid via Rysk Premium.

WHAT HAPPENED IN Q2

PARTNERSHIP GROWTH

Signed a revenue-share agreement to onboard new institutional LPs

INFRASTRUCTURE MIGRATION

Migrated from USDH to USDC, following Hyperliquid's ecosystem-wide shift to USDC as its primary stablecoin

SCALING

After an initial testing period in March (Q1), capital deployment sustained and scaled through Q2 with the USDC vault launch

HYPERION CASH-SECURED PUTS VAULT

Cash-secured puts on HYPE, collateralized in USDC (previously USDH). Hyperion DeFi receives upfront premium, generating yield on treasury capital. **Live since March 2026**

33.6%

REALIZED RETURN

Annualized

Since inception (Mar-Jun)

Averagage per-trade

RYSK PROTOCOL OVERVIEW

On-chain volatility income protocol through options strategies on Hyperliquid. Trades settle on-chain, with self-custodial collateral and no counterparty risk.

$900M+

CUMULATIVE NOTIONAL

$12.5M+

CUMULATIVE PREMIUM PAID


Total premium ($)
Total notional ($)
Notional Volume ($M)
Premium Volume ($M)
500
400
300
200
100
0
6
4
2
0
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

Data as of June 30 2026. Source: onchain data and rysk analysis. Methodology: realized return is money-weighted on actual trade deployment net of settlement and buybacks.

SILHOUETTE · HYPERLIQUID

RFQ Market.

MARKET ANCHORS		
$1B	109%	$250B+
Paradigm RFQ daily volume	Crypto OTC YoY growth '25	Hyperliquid perps monthly volume

60%+ institutional share of crypto flow · ***20–50%*** of institutional crypto execution happens off-exchange

RFQ FLOW

01 / REQUEST
Counterparty
Requests a quote for size
Access policy: Predicate

→

02 / COMPETE
Silhouette
Private RFQ engine
Makers compete on price

→

03 / EXECUTE
Best Quote Wins
Binding execution
One all-in price for full size

→

04 / SETTLE
hyperliquid
On-chain Settlement
Atomic, per trade
HyperCore + HyperEVM

Competing makers → **one binding all-in quote** → *better fills, less market impact, no leakage.*

New markets

Long-tail assets that can't sustain an order book. RFQ delivers deep liquidity on demand, on request.

Every surface

Block trades across spot, tokenised assets and perps, priced and settled at one all-in quote.

Policy-based access

Issuers set the requirements, traders carry their credentials, the venue holds everyone to them. Powered by Predicate.

Execution outcomes

Price improvement versus sweeping the book, reduced market impact, and net-new flow that lands on Hyperliquid.

RFQ · BLOCK TRADING · HYPERLIQUID
SILHOUETTE.EXCHANGE / SOURCE: SILHOUETTE

Hyperion DeFi © 2026 18 Frictionless exposure to Hyperliquid’s native token HYPE. Access next - generation Decentralized Finance (DeFi). Bridging public markets and on - chain strategies. More than just HYPE. NASDAQ: HYPD

Hyperion DeFi © 2026 19 About Hyperion DeFi Note: All metrics in this “ About Hyperion DeFi ” Section are as of July 31, 2026, unless otherwise indicated

Hyperion DeFi © 2026 20 [ Why Hyperliquid (HYPE)? Top 1 revenue and Top 10 market cap cryptocurrency Source: CoinMarketCap Source: Artemis As July 31, 2026 As of July 31, 2026 Top Fees (24h) [ NAME 1 Bitcoin BTC 2 Ethereum ETH 3 XRP XRP 4 BNB BNB 5 Solana SOL 6 TRON TRX 7 Hyperliquid HYPE 8 Dogecoin DOGE 9 UNUS SED LEO LEO 10 Zcash ZEC Market Cap: Top 10 Cryptocurrencies (excluding stablecoins) MARKET CAP (BILLIONS) $1,254.02 $224.21 $77.94 $66.38 $42.49 $30.98 $13.89 $10.76 $8.96 $7.65

Hyperliquid's Unique Token Design

Hyperliquid generates an annualized fees of ~$650M*. ~99% of this revenue goes back to daily buybacks of HYPE into the Assistance Fund, a powerful mechanism relative to its circulating market cap.

TOKEN	FIXED SUPPLY	STAKING YIELD	MARKET CAP**	BUYBACKS
Bitcoin	✓	✗	$1,254.02 Billion	✗
Ethereum	✗	✓	$224.21 Billion	✗
Solana	✗	✓	$42.49 Billion	✗
→ Hyperliquid	✓	✓	$13.89 Billion	Assistance Fund HYPE **~46M** Assistance HYPE $ **~2.5B**

* As of July 31, 2026 based on annualized 30-day run rate per Defi Llama
** As of July 31, 2026; Source: CoinMarketCap

Source: Hypurrscan as of July 31, 2026

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Hyperliquid's (HYPE) Trading Platform Is Experiencing Rapid Adoption And Growth

Hyperliquid Cryptocurrency Market Cap Ranking
#7
Source: CoinMarketCap *(Excluding Stablecoins)*

Hyperliquid Market Cap
~$13.9 Billion
Source: CoinMarketCap

Cumulative Hyperliquid Marketplace Users
~1.6 Million
Source: Hyperliquid Stats

Hyperliquid Maximum Token Supply
~954 Million
(~46 Million Burned)
Source: CoinMarketCap; Hypurrscan

Hyperliquid Circulating Token Supply
~253 Million
Source: CoinMarketCap

Hyperliquid Cryptocurrency Daily Revenue Ranking
#1
Source: Artemis

Daily Trading Volume on Hyperliquid
~$13 Billion
Source: Defi Llama

Cumulative Fees Generated on Hyperliquid
$1.5 Billion
Source: Defi Llama

Cumulative Trading Volume on Hyperliquid
$5.0 Trillion
Source: Defi Llama

As of July 31, 2026

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Hyperion DeFi © 2026 23 Hyperliquid’s Parabolic Growth Hyperliquid has become the leading platform for on - chain derivatives, seen through its rapidly growing fees and crypto perpetuals (“perp”) trading volume expansion since its Token Genesis Event in November 2024. Source: Defi Llama Key Metrics Total Value Locked App Fees (24h) Crypto Spot Volume (24h) Perps Volume (24h) Open Interest $HYPE Price $HYPE Market Cap $HYPE Fully Diluted Value $6.1b $3.1m $86m $13.1b $10.9b $55.01 $13.89b $52.5b $5.0 Trillion CUMULATIVE PERP VOLUME Hyperliquid (HYPE) As of July 31 , 2026 $1.5 Billion CUMULATIVE HYPERLIQUID FEES Source: Defi Llama

Hyperion DeFi © 2026 24 “HIP - 3” Brought Real - World Assets Onto Hyperliquid Source: Artemis HIP - 3 Markets Open Interest by Token

Hyperion DeFi © 2026 25 “HIP - 4” brings Outcome Markets to Hyperliquid (prediction markets, options, and other binary - outcome events) Source: https://hl.eco/hip4 Volume by Category $296.42M across 3 categories – sports leads with 52%

Hyperion DeFi © 2026 26 Financial Supplement

Hyperion DeFi © 2026 27 HYPD Non - GAAP Income Summary Note: Adjusted Gross Profit, Operating Expenses Excluding Stock - Based Compensation, Treasury Gains (Losses), Adjusted Other Inco me (Expense), and Adjusted EBITDA are non - GAAP financial measures. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP metric. Q2 2026 Q1 2026 Q4 2025 Q3 2025 (Figures in $) 1,150,034 959,568 820,997 439,386 Adjusted Gross Profit (1) 2,344,734 2,975,883 3,007,135 4,315,016 Operating Expenses Excluding Stock - Based Compensation (5) 54,815,626 21,451,862 (36,783,228) 11,868,872 Treasury Gains (Losses) (6) 31,919 52,585 48,717 (42,240) Adjusted Other Income (Expense) (7) 53,652,846 19,488,132 (38,920,649) 7,951,003 Adjusted EBITDA (8)

Hyperion DeFi © 2026 28 HYPD Non - GAAP Cash Flow Summary Note: Adjusted Net Operating Cash Flow and Adjusted Net Investing Cash Flow are non - GAAP financial measures. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP metric. Q2 2026 Q1 2026 Q4 2025 Q3 2025 (Figures in $) (2,124,382) (2,607,344) (3,976,135) (2,822,819) Adjusted Net Operating Cash Flow (18) (6,165,672) (1,472,835) (6,319,039) (20,112,041) Adjusted Net Investing Cash Flow (17) 10,997,100 6,606,942 8,596,884 23,625,749 Net Cash and Cash Equivalents Provided by Financing Activities 2,707,046 2,526,763 (1,698,290) 690,889 Change in Cash, Cash Equivalents, and Stablecoins (16) 11,758,699 9,051,653 6,524,890 8,223,180 Ending Cash, Cash Equivalents, and Stablecoins (16)

Description of Q2 2026 Digital Assets Operating Business Lines within Non-GAAP Adjusted Gross Profit[(1)]

Digital Assets Business Activity	Description
Ecosystem Rewards	MAX token airdrop and subsequent sale; one-time USDH sunset grant from Felix to HYPD paid in USDC (committed in June 2026, paid in July 2026).
DeFi Monetization	DeFi Monetization partnerships in connection with the Company's temporary HYPE token use agreements plus third-party fees accrued in connection with yield enhancement activity.
Yield Enhancement	The Company's first-party yield enhancement activity, including within the Hyperion Rysk Vault, and excluding third-party fees.
Validator Commissions	The Company's portion of accrued net validator commissions from the Kinetiq x Hyperion Hyperliquid Validator, which are earned in HYPE and expressed as US dollars.
Staking Yield	The Company's first-party Staking Yield on HYPE and HYPE LSTs* earned in HYPE and presented in US dollars.

*Throughout this document, LST(s) is the abbreviation for "Liquid Staking Token(s)", including HiHYPE (Hyperion Institutional HYPE), kHYPE (Kinetiq Staked HYPE), and kmHYPE (Kinetiq Market HYPE).

Note: Adjusted Gross Profit is non-GAAP financial measure. See "Footnotes" and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

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Hyperion DeFi © 2026 30 Non - GAAP Financial Measures & Reconciliations Reconciliation of Adjusted Gross Profit (1) (unaudited) Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. For the Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 (Figures in $) 357,693 244,271 192,287 302,506 Gross Profit 255,275 154,806 172,463 58,771 Add: Accumulated but unrealized staking yield on LSTs (10) 112,032 39,401 79,461 78,109 Add: Net gains on derivative instruments 351,000 - - - Add: Treasury gains (losses) attributable to derivative activity (128,614) 171,970 - - Add: Accumulated but unrealized yield enhancement activity (15) 18,699 - 285,450 - Add: Income from airdrops (33,991) 150,163 - - Add: Upfront receipt of HPL pursuant to partnership agreements 70,843 - - - Add: USDH sunset grant from Felix 147,098 198,957 90,636 - Add: Interest Income from DeFi Monetization activity 1,150,035 959,568 820,997 439,386 Adjusted Gross Profit (1)

Hyperion DeFi © 2026 31 As of June 30, 2026 Token Price $ Token Count Value $ 64.95 1,141,174 74,119,231 HYPE digital assets Add: 22.17 398,277 8,828,972 HiHYPE at carrying value 34.91 455,434 15,897,330 kHYPE at carrying value 20.67 28,888 597,068 kmHYPE at carrying value N.M.* 18,340 33,192,611 Unrealized accretion (dilution) expected upon future LST to HYPE Token Reconversion (11) 132,635,212 Gross HYPE Holdings (4) 64.95 2,042,113 Gross HYPE Tokens (2) 11,373,007 Unrealized accretion (dilution) expected upon LST to HYPE reconversion as of March 31, 2026 21,819,604 In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus March 31, 2026 *Throughout this document, N.M. is the abbreviation for "Not Meaningful“. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. Non - GAAP Financial Measures & Reconciliations Q2’26 Reconciliation of Gross HYPE Holdings (4) (unaudited)

Non-GAAP Financial Measures & Reconciliations

Q1'26 Reconciliation of Gross HYPE Holdings(4) (unaudited)

	As of March 31, 2026		
	Value $	Token Count	Token Price $
HYPE digital assets	25,286,164	690,505	36.62
Add:			
HYPE digital assets receivable*	11,071,201	302,327	36.62
HYPE digital intangible assets receivable**	9,230,486	250,000	36.62
HiHYPE at carrying value	7,785,852	378,277	20.58
kHYPE at carrying value	5,693,449	275,434	20.67
kmHYPE at carrying value	597,068	28,888	20.67
Unrealized accretion (dilution) expected upon future LST to HYPE Token Reconversion(11)	11,373,007	14,421	N.M.
Gross HYPE Holdings*(4)*	**71,037,344**		
Gross HYPE Tokens(2)		*1,939,851*	*36.62*
Unrealized accretion (dilution) expected upon LST to HYPE reconversion as of December 31, 2025	3,499,665		
In-Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus December 31, 2025	7,873,342		

*Presented gross of $586,774 allowance for credit losses and $108,321 unamortized nonrefundable upfront fee.
** Presented gross of $323,067 allowance for credit losses.
***Throughout this document, N.M. is the abbreviation for "Not Meaningful".
Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Hyperion DeFi © 2026 33 As of December 31, 2025 Token Price $ Token Count Value $ 25.43 638,352 16,233,941 HYPE digital assets Add: 25.43 300,725 7,647,740 HYPE digital assets receivable* 21.18 398,277 8,437,277 HiHYPE at carrying value 22.49 505,434 11,369,458 kHYPE at carrying value 22.49 28,888 649,820 kmHYPE at carrying value N.M. 9,410 3,499,665 Unrealized accretion (dilution) expected upon future LST to HYPE Token Reconversion (11) 47,837,901 Gross HYPE Holdings (4) 25.43 1,881,086 Gross HYPE Tokens (2) 4,912,082 Unrealized accretion (dilution) expected upon LST to HYPE reconversion as of September 30, 2025 (1,412,417) In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus September 30, 2025 *Presented gross of $405,331 allowance for credit losses and $307,278 unamortized nonrefundable upfront fee. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. Non - GAAP Financial Measures & Reconciliations Q4’25 Reconciliation of Gross HYPE Holdings (4) (unaudited)

Hyperion DeFi © 2026 34 Non - GAAP Financial Measures & Reconciliations Q3’25 Reconciliation of Gross HYPE Holdings (4) (unaudited) *The Company did not hold any LSTs on or prior to June 30, 2025. Therefore, as of September 30, 2025, the in - period change in un realized accretion (dilution) expected upon LST to HYPE Token Reconversion is the same as the absolute figure. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. As of September 30, 2025 Token Price $ Token Count Value $ 45.19 839,889 37,954,590 HYPE digital assets Add: 39.74 877,871 34,884,932 HiHYPE at Carrying Value N.M. 2,788 4,912,082 Unrealized accretion (dilution) expected upon future HiHYPE to HYPE Token Reconversion (11) 77,751,604 Gross HYPE Holdings (4) 45.19 1,720,549 Gross HYPE Tokens (2) 4,912,082 In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus June 30, 2025*

Non-GAAP Financial Measures & Reconciliations

Reconciliation of Operating Expenses Excluding Stock-Based Compensation [5] (unaudited) & Disaggregated Stock-Based Compensation

Reconciliation of Operating Expense Excluding Stock-Based Compensation[5]	For the Three Months Ended September 30, 2025 Value $	December 31, 2025 Value $	March 31, 2026 Value $	June 30, 2026 Value $
Selling, general and administrative expense	2,594,130	4,530,542	4,493,604	3,918,591
Subtract: stock-based compensation expense	1,347,031	(1,712,361)	(1,804,485)	(1,632,349)
Add: research and development expense	373,855	188,954	286,764	58,492
Operating Expense Excluding Stock-Based Compensation[5]	**4,315,016**	**3,007,135**	**2,975,883**	**2,344,734**

Disaggregated Stock-Based Compensation	For the Three Months Ended September 30, 2025 Value $	December 31, 2025 Value $	March 31, 2026 Value $	June 30, 2026 Value $
Mark-to-market adjustment of vested but undelivered stock-based compensation	(2,140,000)	-	-	-
Amortized expensing of unearned executive milestone awards	209,648	997,563	997,563	997,563
All remaining stock-based compensation	583,321	714,798	806,922	634,786
Total Stock-Based Compensation	**(1,347,031)**	**1,712,361**	**1,804,485**	**1,632,349**

Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Non-GAAP Financial Measures & Reconciliations

Reconciliation of Treasury Gains (Losses)[6] (unaudited)

(Figures in $)	For the Three Months Ended September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net Operating Income (Expenses)	4,125,685	(39,958,264)	8,478,848	30,650,049
Add Back:				
Research and development expense	373,855	188,954	286,764	58,492
Selling, general and administrative expense	2,594,130	4,530,542	4,493,604	3,918,591
Impairment of right of use assets	-	-	-	57,773
Provision for credit losses	-	405,331	504,511	(909,842)
In-Period Change in unrealized accretion (dilution) upon LST to HYPE reconversion	4,912,082	(1,412,417)	7,873,342	21,819,604
Subtract:				
Accumulated but unrealized staking yield on LSTs[10]	(58,771)	(172,463)	(154,806)	(255,275)
Income from airdrops	-	(285,450)	-	(18,699)
Realized gains / losses from Rysk Vault shares redemption	-	-	-	(42,035)
Net gains on derivative instruments	(78,109)	(79,461)	(39,401)	(112,032)
Treasury losses (gains) attributable to derivative activity	-	-	-	(351,000)
Treasury Gains (Losses)[6]	**11,868,872**	**(36,783,228)**	**21,451,862**	**54,815,626**

Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Hyperion DeFi © 2026 37 For the Three Months Ended (Figures in $) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 (56,779) 108,431 (288) 2,197,391 Total Other Income (Expense), Net Add Back : 233,760 225,869 224,799 223,080 Interest Expense - (225,173) - (2,407,154) Reduction in life sciences liabilities (12) 2,037 142,415 (85,158) (55,557) Other non - recurring items (13) (147,098) (198,957) (90,636) - Subtract : Interest Income from DeFi Monetization activity 31,919 52,585 48,717 (42,240) Adjusted Other Income (Expense) (7) Non - GAAP Financial Measures & Reconciliations Reconciliation of Adjusted Other Income (Expense) (7) (unaudited) Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding.

Non-GAAP Financial Measures & Reconciliations

Reconciliation of Adjusted EBITDA[8] (unaudited)

(Figures in $)	For the Three Months Ended September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net Income (Loss)	6,625,582	(39,765,565)	8,840,550	30,950,963
Add back:				
Stock-based compensation	(1,347,031)	1,712,361	1,804,485	1,632,349
Interest expense	223,080	224,799	225,869	233,760
Provision for credit losses	-	405,331	504,511	(909,842)
Income taxes	-	-	-	-
Depreciation and amortization expense*	-		-	-
Impairment of right of use assets	-	-	-	57,773
Reductions in life sciences liabilities[12]	(2,407,154)	-	(225,173)	-
Other Non-Recurring Items[13]	(55,557)	(85,158)	142,415	2,037
Add:				
In-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion	4,912,082	(1,412,417)	7,873,342	21,819,604
Accumulated but unrealized yield enhancement activity[15]	-	-	171,970	(128,614)
Realized losses (gains) from Rysk Vault shares redemption	-	-	-	(42,035)
Upfront receipt of HPL tokens pursuant to partnership agreements	-	-	150,163	(33,991)
USDH sunset grant from Felix	-	-	-	70,843
Adjusted EBITDA[8]	**7,951,003**	**(38,920,649)**	**19,488,132**	**53,652,846**

*Does not include Amortization of Operating Lease.

Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Non-GAAP Financial Measures & Reconciliations

Reconciliation of Net Asset Value[9] (unaudited)

(Figures in $)	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
HYPE digital assets, as adjusted to Gross HYPE Holdings[4]	77,751,604	47,837,901	71,037,344	132,635,212
Add: KNTQ & sKNTQ at Carrying Value	-	111,406	193,780	172,196
Add: HPL & sHPL at Carrying Value	-	-	149,820	91,000
Add: Hyperion Rysk Vault Shares at Cost Basis*	-	-	1,615,075	-
Add: Current Assets	9,085,767	7,245,809	8,803,947	12,908,877
Subtract: Current Liabilities**	(4,037,092)	(2,701,013)	(4,509,992)	(5,601,327)
Subtract: Notes Payable***	(8,254,696)	(8,339,366)	(7,416,353)	(5,979,570)
Net Asset Value[9]	**74,545,583**	**44,154,737**	**69,873,504**	**134,226,478**

*Digital intangible assets representing claims on USDH/USDC held in the Hyperion Rysk Institutional Volatility Income Vault.
**Includes Notes payable - current portion as of March 31, 2026 and June 30, 2026; does not subtract debt discount of $36,974 as of March 31, 2026 and $92,435 as of June 30, 2026.
***Non-current portion; does not subtract debt discount of $598,691 as of September 30, 2025, $543,230 as of December 31, 2025, $450,796 as of March 31, 2026, or $339,874 as of June 30, 2026.
Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Non-GAAP Financial Measures & Reconciliations

Reconciliation of Adjusted Net Investing Cash Flow(17) (unaudited)

(Figures in $)	For the Three Months Ended Sept. 30, 2025	Dec. 31, 2025	March 31, 2026	June 30, 2026
Net Cash and Cash Equivalents Used in Investing Activities	(20,112,041)	(6,319,039)	(1,472,835)	(5,642,387)
Add: Net Impact of Non-Cash Digital Asset Acquisitions and Dispositions*	-	-	-	(523,285)
Adjusted Net Investing Cash Flow(17)	**(20,112,041)**	**(6,319,039)**	**(1,472,835)**	**(6,165,672)**

Non-GAAP Financial Measures & Reconciliations

Reconciliation of Adjusted Net Operating Cash Flow(18) (unaudited)

(Figures in $)	For the Three Months Ended Sept. 30, 2025	Dec. 31, 2025	March 31, 2026	June 30, 2026
Net Cash and Cash Equivalents Used in Operating Activities	(2,822,819)	(4,190,147)	(4,064,063)	(3,098,419)
Subtract: Net Impact of Non-Cash Digital Asset Acquisitions and Dispositions*	-	-	-	523,285
Add: Change in Non-GAAP Cash Equivalents**	-	214,012	1,456,719	450,752
Adjusted Net Operating Cash Flow(18)	**(2,822,819)**	**(3,976,135)**	**(2,607,344)**	**(2,124,382)**

*Reflects the net investing cash flow impact of digital asset acquisitions and dispositions of and by non-cash current assets, including USDC and USDH stablecoins.

**Reflects quarterly variance in assets the Company considers to be economically equivalent, but not functionally equivalent, to cash (driven by a limited ability to redeem into US Dollars one-for-one), but not reflected in quarterly GAAP "cash and cash equivalents", including from time-to-time USDC and USDH Stablecoin as well as deposits and redemptions from the Hyperion Rysk Vault.

Note: See "Footnotes" section for detailed explanations and definitions. The sum of individual metrics may not always equal total amounts indicated due to rounding.

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Hyperion DeFi © 2026 41 Footnotes

Footnotes

1. "Adjusted Gross Profit" is a non-GAAP measure. Adjusted Gross Profit is defined as all in-period gross profit generated by the Company's operations excluding gains and losses on its digital asset treasury. Such operating activities include staking yield, validator operations, yield enhancement activity, DeFi monetization partnerships, ecosystem rewards, and (prior to 2026) life sciences operations. It is reconciled to the GAAP measure "Gross Profit" by adding (i) accumulated but unrealized staking yield on LSTs, (ii) Net gains on derivative instruments, (iii) the portion of treasury gains (losses) attributable to derivative activity, (iv) accumulated but unrealized yield enhancement activity as further described in Footnote 15, (v) income from airdrops, (vi) the impact of upfront receipt and recognition of Company's HPL tokens pursuant to its partnership agreements with HyperLend, (vii) the impact of a one-time grant from the Felix Foundation ("Felix") in connection with the USDH stablecoin sunset (committed in June 2026 and received in July 2026), and (viii) the portion of GAAP "Interest Income" generated from digital assets receivable. We believe "Adjusted Gross Profit" is a helpful financial measure to our management and investors as it aims to capture all in-period gross profit generated by our active operational strategies without the impact of (i) the temporary GAAP earnings volatility of HYPE to LST conversion and LST to HYPE reconversion, (ii) the temporary GAAP earnings volatility of depositing and redeeming USDH/USDC versus Hyperion Rysk Vault Shares and delays in recognition of upfront received premium on expired sold put and call options on the price of HYPE, (iii) the over-time GAAP recognition of the Company's receipt of HPL tokens, (iv) the timing delay between commitment and receipt of a grant from Felix, (v) dispersed GAAP presentment of our operational strategies across various Statements of Operations sections, or (iv) the impacts of gains and losses on our digital asset treasury. We believe Adjusted Gross Profit is a critical metric to quantify and compare our core operational activities between periods. In the Company's earnings release and earnings supplement for three months ended September 30, 2025 and December 31, 2025, we previously reconciled Non-GAAP "Adjusted Gross Profit" to GAAP "Revenue". Given changes in GAAP presentment related to staking and validating activities, we believe for the three months ended March 31 and June 30, 2026, the closest comparable GAAP metric to Adjusted Gross Profit is Gross Profit.

2. The following are unaudited supplemental operating disclosures: Gross HYPE Tokens, the number of HYPE tokens staked at the Kinetiq x Hyperion Validator, Validator Commissions in HYPE, Staking Yield in HYPE (which includes accrued staking rewards on LSTs), and HYPE Earned in Staking & Validating (which includes accrued staking rewards on LSTs).

3. Calculated as the sum of the in-period Non-GAAP Adjusted Gross Profit components of (a) Validator Commissions plus (b) Staking Yield (such figures being expressed in-period in US Dollars), divided by the sum of (a) Validator Commissions in HYPE plus (b) Staking Yield in HYPE.

4. "Gross HYPE Holdings" is a non-GAAP measure. Gross HYPE Holdings is defined as the gross market value of the Company's HYPE assuming (a) all temporary HYPE token use agreements are exited, (b) all collateralized OTC HYPE derivatives are exited (and such LST collateral returned to the Company), and (c) all LSTs are converted back to HYPE tokens as of the end of each respective reporting quarter. It is reconciled to the GAAP measure "HYPE digital assets" by adding (i) HYPE digital assets receivable (without subtracting allowance for credit loss or unamortized nonrefundable upfront fees), (ii) HYPE digital intangible assets receivable (without subtracting allowance for credit loss), (iii) HYPE LSTs at carrying value (including without limitation HiHYPE, kHYPE, and kmHYPE) and (iv) the unrealized accretion (dilution) expected upon LST to HYPE reconversion as of the end of each respective reporting quarter. We believe Gross HYPE Holdings is a helpful non-GAAP financial measure to our management and investors because it eliminates the temporary HYPE value impacts caused by our DeFi Monetization and Yield Enhancement token movements as well as the conversion and reconversion between HYPE tokens and LSTs, which (a) causes staking yield on our LSTs not to be recognized in-period in accordance with GAAP and (b) does not recognize upward mark-to-market movements in underlying HYPE tokens given LSTs are carried at the lower of cost basis or impaired value. As such, it provides useful information about our balance sheet, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to understand and compare our operating results across reporting periods.

5. "Operating Expenses Excluding Stock-Based Compensation" is a non-GAAP measure. Operating Expenses Excluding Stock-Based Compensation is defined as the Company's operational expenses in-period excluding treasury value movements, stock-based compensation, and impairment of right of use assets. It is reconciled to the GAAP measure "Selling, general and administrative expense" by (i) subtracting stock-based compensation expense and (ii) adding Research and development expense. Operating Expenses Excluding Stock-Based Compensation provides a metric of total operating expenditures in-period without the impact of treasury value movements, stock-based compensation, or impairment of right of use assets, thereby creating a helpful metric for operational expense comparisons between different periods for our management and investors.

6. "Treasury Gains (Losses)" is a non-GAAP measure. Treasury Gains (Losses) is defined as the gross value change in the company's digital asset treasury portfolio each period, without accounting for temporary GAAP impacts due to HYPE to LST conversion (or LST to HYPE reconversion) or income driven by airdrops or yield enhancement activity. It is reconciled to the GAAP measure "Net Operating Income (Expenses)" by (a) adding (i) research and development expense, (ii) selling, general, and administrative expense, (iii) impairment of right of use assets, (iv) provision for credit losses, and (v) the in-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion, and (b) subtracting (i) accumulated but unrealized staking yield on LSTs, (ii) income from airdrops, (iii) realized gains and losses from Rysk Vault shares redemption, (iv) net gains on derivative instruments, and (v) treasury value changes attributable to derivative activity (which are already captured in the Non-GAAP metric "Adjusted Gross Profit"). Following these adjustments, Treasury Gains (Losses) is a singular metric that can present treasury value changes in isolation, which we believe is a helpful metric for management and investors given our large digital asset treasury position and the volatile nature of our digital assets.

7. "Adjusted Other Income (Expense)" is a non-GAAP measure. Adjusted Other Income (Expense) reflects management's view of recurring activities outside of core operating income and operating expenses. It is reconciled to the GAAP measure "Total Other Income (Expense), Net" by (a) adding back (i) interest expense, (ii) non-recurring gains from reductions in life sciences liabilities, and (iii) other non-recurring items which we do not consider material in nature, and (b) subtracting the portion of GAAP "Interest Income" generated from digital assets receivable. The items added back to Adjusted Other Income (Expense) are excluded because they are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. The item subtracted from Adjusted Other Income (Expense) is already captured in the Non-GAAP metric "Adjusted Gross Profit", as further described in Footnote 1. We believe Adjusted Other Income (Expense) provides a helpful view to management and investors regarding recurring and ongoing income and expense items outside of core operating income and expenses, presented in a way to compare these elements over time.

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Footnotes (continued)

8. "Adjusted EBITDA" is a non-GAAP measure. Adjusted EBITDA is meant to reflect management's view of recurring business activities and a more comparable view of the mark-to-market impacts on our digital asset treasury holdings in-period. It is reconciled to the GAAP measure "Net Income (Loss)" by removing (i) stock-based compensation, (ii) interest expense, (iii) provision for credit losses, (iv) income taxes, (v) depreciation and amortization expense (excluding amortization of operating lease), (vi) impairment of right of use assets, (vii) non-recurring gains from reductions in life sciences liabilities, and (viii) other non-recurring items which we do not consider material in nature; and, it adds in (i) the in-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion, (ii) accumulated but unrealized yield enhancement activity as further described in Footnote 15, (iii) realized gains and losses from Rysk Vault shares redemption, (iv) the impact of upfront receipt and recognition of Company's HPL tokens pursuant to its partnership agreements with HyperLend, and (v) the impact of a one-time grant from Felix in connection with the USDH stablecoin sunset (committed in June 2026 and received in July 2026). The items excluded from our Adjusted EBITDA are excluded because they are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. The items added to Adjusted EBITDA are included to give a more complete picture of our in-period operations and mark-to-market impacts on our digital assets, disregarding (i) the temporary GAAP earnings volatility of HYPE to LST conversion and LST to HYPE reconversion, (ii) the temporary GAAP earnings volatility of depositing and redeeming USDH/USDC versus Hyperion Rysk Vault Shares and delays in recognition of upfront received premium on expired sold HYPE put and call options, (iii) the over-time GAAP recognition of the Company's receipt of HPL tokens, and (iv) the timing delay between commitment and receipt of a grant from Felix. Adjusted EBITDA is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making purposes. This non-GAAP measure provides investors with additional information in evaluating the Company's operating performance.
9. "Net Asset Value" is a non-GAAP measure. Net Asset Value is defined as the estimated market value of our digital assets less net outstanding debt. It is reconciled to the GAAP measure "HYPE digital assets" as adjusted to "Gross HYPE Holdings" (described more fully in Footnote 4) by (i) adding KNTQ digital assets and sKNTQ digital intangible assets at carrying value, (ii) adding HPL digital assets and sHPL digital intangible assets at carrying value, (iii) adding Hyperion Rysk Vault Shares at cost basis, (iv) adding Current Assets, (v) subtracting Current Liabilities (including current portion of Notes Payable, without subtracting corresponding debt discounts or any unamortized issuance expenses), and (vi) subtracting Notes Payable (Non-current portion, without subtracting corresponding debt discounts or any unamortized issuance expenses). We believe Net Asset Value is a helpful non-GAAP financial measure to our management and investors because it provides a more complete picture of our net assets. It does not include other non-current assets or non-current liabilities beyond the aforementioned items. The Company believes Net Asset Value provides useful information about our balance sheet and financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.
10. Represents in-period accrued staking yield on HYPE LSTs. Staking yield on LSTs is not recognized in-period in accordance with GAAP; instead, LST staking yield may be recognized as a realized gain upon future reconversion from LSTs back into HYPE.
11. Represents the estimated future financial implications if all company-owned LSTs were reconverted to HYPE at the end of each respective period. Encapsulates both the temporary GAAP valuation methodology differences between LSTs and HYPE plus the realization of previously accrued but unrecognized staking yield on LSTs.
12. In the three months ended September 30, 2025, Gain on extinguishment of liability and a reduction in accrued liability within other income was approximately $2.2 million and $0.2 million respectively, combined totaling $2.4 million. In the three months ended March 31, 2026, gain on extinguishment of liabilities within Other income (expense), net totaled $0.2 million.
13. In the reconciliation of "Total Other Income (Expense), Net" to "Adjusted Other Income (Expense)", as well as in the reconciliation of "Net Income (Loss)" to "Adjusted EBITDA", other non-recurring items include (a) gains and losses on sales and disposals of life sciences equipment and furniture, (b) release of reserves held against potential returns of company-sold items, (c) a one-time realized payment in connection with a terminated LOI, and (d) gains and losses due to valuation differences in the time between contractual and actual delivery dates on certain company-paid expenses denominated in HYPE and in Company equity.
14. Estimated and unaudited figures as of June 30, 2026.
15. Includes all net cash, cash equivalents, and USDC/USDH premiums received but unrealized on expired sold HYPE puts and calls, including within the Hyperion Rysk Vault, as well as third-party fees on yield enhancement activities (such third-party fees being included in DeFi Monetization within Non-GAAP Adjusted Gross Profit).
16. Includes assets the Company considers to be economically equivalent, but not functionally equivalent, to cash, such as USDC and USDH Stablecoin as well as deposits and redemptions from the Hyperion Rysk Vault.
17. "Adjusted Net Investing Cash Flow" is a non-GAAP measure. Adjusted Net Investing Cash Flow is defined as the estimated total net cash (including non-GAAP cash equivalents) generated from / (used for) acquisitions and dispositions of assets for investing purposes. It is reconciled to the GAAP measure "Net Cash and Cash Equivalents Used in Investing Activities" by adding the net impact of non-cash digital asset acquisitions and dispositions. We believe Adjusted Net Investing Cash Flow is a helpful non-GAAP financial measure to our management and investors because it removes the in-period cash flow volatility which can be caused by purchases and sales of and by non-cash current assets, including USDC and USDH stablecoins. The Company believes Net Asset Value provides useful information about our financial performance and cash flows with greater transparency for investors to understand and compare our operating results across accounting periods.
18. "Adjusted Net Operating Cash Flow" is a non-GAAP measure. Adjusted Net Operating Cash Flow is defined as the estimated total net cash (including non-GAAP cash equivalents) generated from / (used for) the Company's operating activities. It is reconciled to the GAAP measure "Net Cash and Cash Equivalents Used in Operating Activities" by (a) subtracting the net impact of non-cash digital asset acquisitions and dispositions and (b) adding quarterly variance in assets the Company considers to be economically equivalent, but not functionally equivalent, to cash (including from time-to-time USDC and USDH Stablecoin as well as deposits and redemptions from the Hyperion Rysk Vault). We believe Adjusted Net Operating Cash Flow is a helpful non-GAAP financial measure to our management and investors because it removes the in-period operating cash flow volatility which can be caused by the inflows and outflows of non-GAAP cash equivalents.

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